ForeRetirement II Variable Annuity

Supplement dated April 5, 2024 to your Prospectus dated May 1, 2023

Templeton Growth VIP Fund

Effective March 31, 2024, Templeton Asset Management Ltd. (Asset Management) is added as a sub-adviser in the “Fund – Share Class” column for the Templeton Growth VIP Fund as listed in your prospectus under “Appendix B – Funds Available Under the Contract.”

This Supplement Should be Retained for Future Reference.

FRII040524SA